UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

SB Convertible Fund

Classic Series

A N N U A L  R E P O R T

JULY 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy continued to expand during the one-year reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8% and the preliminary estimate for second quarter GDP was 3.4%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

With the economy growing at a brisk pace, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates on June 30, 2004, the Fed raised its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s rate hikes brought the target for the federal funds rate from 1.00% to 3.25%. After the reporting period ended, in August the Fed again raised the federal funds rate, bringing it to 3.50%.

During the 12-month period covered by this report, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 14.05%. During the first four months of the period, stocks traded in a fairly narrow range as the issues listed above caused many investors to remain on the sidelines. However, from late October 2004 through the end of the year, equities in both the U.S. and abroad rallied sharply. Investors were drawn to the market as the uncertainty of the Presidential election lifted and oil prices fell from their record highs. Thus far in 2005, the equity markets have been volatile. Equities were weak in January, rose in February, fell in March and April, and increased in May and June. Mixed economic data, fluctuating oil prices, and rising interest rates have caused stocks to trade in a fairly narrow range this year.

SB Convertible Fund 2005 Annual Report	1

During the reporting period, the fixed-income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.25% and the yield on the 10-year Treasury was 4.48%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 4.28%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index[v], returned 4.79%.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore the Trust’s Board of Trustees has approved a new investment advisory contract between the Fund and the Adviser, to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

2	SB Convertible Fund 2005 Annual Report

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to Financial Statements included in this report.

As always, we appreciate your continued confidence and look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 23, 2005

SB Convertible Fund 2005 Annual Report	3

Manager Overview

PETER D. LUKE (left) Co-Portfolio Manager KENT BAILEY, CFA (right) Co-Portfolio Manager

Q.	What were the overall market conditions during the Fund’s reporting period?

A. The most noteworthy feature of the U.S. convertible market during the year was the sharp decline in the market that took place in the first half of calendar 2005 when, in a highly unusual circumstance, the convertible market actually underperformed a declining stock market (the convertible market, as represented by the Goldman Sachs/Bloomberg U.S. Convertible 100 Index,vi returned -1.80%, while the stock market as represented by the S&P 500 Index returned -0.81%). Convertibles can normally be expected to lag behind a strongly rising equity market but also to decline by less than one that is falling.vii As widely reported in the financial press, it appears that the reason for the underperformance of convertibles in early 2005 may have been the convertible arbitrage strategy employed by some hedge funds. Returns in this particular hedge fund strategy have been relatively poor for about two years, leading to redemptions. Because the majority of positions in this strategy involve being long the convertible and short the common stock into which it is convertible, with cash having to be raised for redemptions the positions had to be unwound – meaning that the common stocks were repurchased and the convertibles sold. This naturally led to a weakening of the prices of convertible securities relative to their underlying common stocks and resulted in the convertible market becoming, in our opinion, more attractively priced than it has been in some years.

In the meanwhile, the U.S. economy continued its fairly steady expansion despite rising energy prices and a persistent increase in short-term interest rates by the Fed. While core inflation remains contained, with the economy marching slowly towards full employment we think that inflationary pressure is likely to be sustained and the Fed will be prone to lifting short-term interest rates until a neutral stance is achieved. In our view, at the current pace of 25 basis pointsviii per meeting that will be around the end of 2005.

Our view of corporate America is that it is in terrific shape – the best in years. Balance sheets are healthy and profitability strong, and while the rate of growth in profits is inevitably slowing we do not expect a decline under present circumstances. It is important to note that the characteristics of the convertible market have changed significantly over the past several years as the rise in equity prices over that period has increased the sensitivity of the convertible instruments to their underlying stock prices while decreasing their relative sensitivity to interest rate movements.

4	SB Convertible Fund 2005 Annual Report

Performance Review

For the 12 months ended July 31, 2005, Smith Barney Class A shares of the SB Convertible Fund, excluding sales charges, returned 9.71%. These shares outperformed their unmanaged benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index, which returned 8.27% for the same period. They also outperformed the Lipper Convertible Securities Funds Category Average,1 which increased 9.69% over the same time frame.

PERFORMANCE SNAPSHOT AS OF JULY 31, 2005 (excluding sales charges) (unaudited)
	6 Months	12 Months
SB Convertible Fund–Smith Barney Class A Shares	3.73%	9.71%
Goldman Sachs/Bloomberg U.S. Convertible 100 Index	3.98%	8.27%
Lipper Convertible Securities Funds Category Average	3.05%	9.69%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Smith Barney Class B shares returned 3.46%, Smith Barney Class C shares returned 3.35%, Smith Barney Class O shares returned 3.35%, Smith Barney Class Y shares returned 3.90%, Salomon Brothers Class A shares returned 3.81%, Salomon Brothers Class B shares returned 3.43% and Salomon Brothers Class C shares returned 3.37% over the six months ended July 31, 2005. Excluding sales charges, Smith Barney Class B shares returned 9.13%, Smith Barney Class C shares returned 8.96%, Smith Barney Class O shares returned 8.97%, Smith Barney Class Y shares returned 10.13%, Salomon Brothers Class A shares returned 9.74%, Salomon Brothers Class B shares retuned 9.01% and Salomon Brothers Class C shares returned 8.93% over the twelve months ended July 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 76 funds for the six-month period and among the 76 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 76 funds in the Fund’s Lipper category, and excluding sales charges.

SB Convertible Fund 2005 Annual Report	5

Q.	What were the most significant factors affecting the Fund’s Performance?

What were the leading contributors to performance?

A. The positive performance of your Fund for the year ended July 31, 2005 was led by the healthcare sector, the largest sector in the Fund at the start of the year but reduced to the third largest at year end. Individual performance leaders in the sector were Pacificare Health Systems, a managed healthcare service provider the acquisition of which by another managed care company was announced near the end of the period, and Transkaryotic Therapies, Inc., a biotechnology company focused on rare genetic disorders, the acquisition of which was also announced during the year.

The energy sector, while only the 6th largest group in the Fund for the year, was the second best group contributor to Fund returns led by the securities of El Paso Corp., a company focused on the natural gas business that has been restructuring its operations, and those of Pride International, Inc., a provider of contract drilling services on land and offshore.

What were the leading detractors from performance?

A. Information technology, which traded relative size positions in the Fund with healthcare during the year, was the worst group performer in the Fund for the period with significant declines in our holdings of DDI Corp. and Solectron Corp., both providers of electronic manufacturing services. Another relatively weak sector for the year was consumer staples, led by a small decline in the convertible bonds of Nash Finch Co., a food wholesaler to independent supermarkets and military bases, and a small gain in the securities of General Mills Inc., a manufacturer and marketer of consumer food products.

Q.	Were there any significant changes made to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

Thank you for your investment in the SB Convertible Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter D. Luke Co-Portfolio Manager	Kent Bailey, CFA Co-Portfolio Manager

August 23, 2005

6	SB Convertible Fund 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: ADC Telecommunications, Inc., 3.996% due 6/15/13 (3.1%), Amgen, Inc., zero coupon bond to yield 1.007% due 3/1/32 (3.0%), Commerce Capital Trust II, 5.950% due 3/11/32 (2.3%), Merrill Lynch & Co., Inc. Sr. Notes, zero coupon bond due 3/13/32 (2.0%), Teva Pharmaceutical Finance N.V., Debentures, Series B, 0.25% due 2/1/24 (2.0%), Affiliated Computer Services, Inc., Class A Shares (2.0%), Waste Connections, Inc., 3.710% due 5/1/22 (1.9%), Pacificare Health Systems, Inc., 3.000% due 10/15/32 (1.9%), United Rentals Trust I, 6.500% due 8/1/28 (1.8%) and Host Marriott Finance Trust, 6.750% due 12/2/26 (1.8%). Please refer to pages 13 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2005 were: Information Technology (21.9%), Financials (17.9%), Health Care (17.4%), Consumer Discretionary (14.4%), and Industrials (12.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Convertible securities are subject to stock market, credit and interest rate risks. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equally-weighted index of 100 leading convertible securities, designed to represent the broad U.S. convertibles market.
vii	Source: Goldman Sachs, Convertible Strategy, March 16, 2004.
viii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

SB Convertible Fund 2005 Annual Report	7

Information Technology

Health Care

Consumer Discretionary

Industrials

Energy

Utilities

Telecommunication Services

Materials

Financials

0.0%

25.0%

20.0%

15.0%

10.0%

5.0%

July 31, 2005

As a Percent of Total Investments (Excluding Securities Purchased from Securities Lending Collateral)

Investment Breakdown

Fund at a Glance (unaudited)

22.2%

18.1%

17.6%

14.6%

12.9%

8.3%

2.5%

2.3%

1.5%

8	SB Convertible Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions, including returns of capital, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2005 and held for the six months ended July 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Smith Barney Class A	3.73%	$1,000.00	$1,037.30	1.32%	$6.67
Smith Barney Class B	3.46	1,000.00	1,034.60	1.90	9.58
Smith Barney Class C	3.35	1,000.00	1,033.50	2.09	10.54
Smith Barney Class O	3.35	1,000.00	1,033.50	2.03	10.24
Smith Barney Class Y	3.90	1,000.00	1,039.00	0.80	4.04
Salomon Brothers Class A	3.81	1,000.00	1,038.10	1.31	6.62
Salomon Brothers Class B	3.43	1,000.00	1,034.30	1.98	9.99
Salomon Brothers Class C	3.37	1,000.00	1,033.70	2.04	10.29
(1)	For the six months ended July 31, 2005.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

SB Convertible Fund 2005 Annual Report	9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Smith Barney Class A	5.00%	$1,000.00	$1,018.25	1.32%	$6.61
Smith Barney Class B	5.00	1,000.00	1,015.37	1.90	9.49
Smith Barney Class C	5.00	1,000.00	1,014.43	2.09	10.44
Smith Barney Class O	5.00	1,000.00	1,014.73	2.03	10.14
Smith Barney Class Y	5.00	1,000.00	1,020.83	0.80	4.01
Salomon Brothers Class A	5.00	1,000.00	1,018.30	1.31	6.56
Salomon Brothers Class B	5.00	1,000.00	1,014.98	1.98	9.89
Salomon Brothers Class C	5.00	1,000.00	1,014.68	2.04	10.19
(1)	For the six months ended July 31, 2005.
(2)

Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10	SB Convertible Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns†(unaudited)
	Without Sales Charges(1)
	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomom Brothers Class C
Twelve Months Ended 7/31/05	9.71%	9.13%	8.96%	8.97%	10.13%	9.74%	9.01%	8.93%
Five Years Ended 7/31/05	7.51	6.95	6.75	6.87	7.98	N/A	N/A	N/A
Ten Years Ended 7/31/05	7.46	6.92	N/A	6.87	N/A	N/A	N/A	N/A
Inception* through 7/31/05	7.81	7.42	4.70	7.53	7.45	9.29	10.02	8.47

	With Sales Charges(2)
	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomom Brothers Class C
Twelve Months Ended 7/31/05	4.22%	4.13%	7.96%	7.97%	10.13%	3.42%	4.01%	7.93%
Five Years Ended 7/31/05	6.41	6.79	6.75	6.87	7.98	N/A	N/A	N/A
Ten Years Ended 7/31/05	6.91	6.92	N/A	6.87	N/A	N/A	N/A	N/A
Inception* through 7/31/05	7.37	7.42	4.70	7.53	7.45	5.70	8.04	8.47

Cumulative Total Returns(1)† (unaudited)
Without Sales Charges(2)
Smith Barney Class A (7/31/95 through 7/31/05)	105.37%
Smith Barney Class B (7/31/95 through 7/31/05)	95.16
Smith Barney Class C (Inception* through 7/31/05)	38.70
Smith Barney Class O (7/31/95 through 7/31/05)	94.35
Smith Barney Class Y (Inception* through 7/31/05)	97.66
Salomon Brothers Class A (Inception* through 7/31/05)	17.03
Salomon Brothers Class B (Inception* through 7/31/05)	19.57
Salomon Brothers Class C (Inception* through 7/31/05)	15.53
(1)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable CDSC with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Smith Barney Class A and Salomon Brothers Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and 5.75%, respectively; Smith Barney Class B and Salomon Brothers Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*

Inception dates for Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Smith Barney Class Y, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares are November 9, 1 992, September 21, 1986, June 15, 1998, November 7, 1994, February 7, 1996, September 17, 2003, September 17, 2003 and October 22, 2003, respectively. Performance calculations for Salomon Brothers Class A shares use October 24, 2003 as the inception date since all Salomon Brothers Class A shares were redeemed on October 20, 2003 and new shares in Salomon Brothers Class A were not purchased until October 24, 2003.

†

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SB Convertible Fund 2005 Annual Report	11

Historical Performance (unaudited)

Value of $10,000 Invested in Smith Barney Class B Shares of the SB Convertible Fund vs. Goldman Sachs/Bloomberg U.S. Convertible 100 Index and Lipper Convertible Securities Funds Peer Group Average† (July 1995 – July 2005)

SB Convertible Fund – Smith Barney Class B Shares

Goldman Sachs/Bloomberg U.S. Convertible 100 Index

$25,000

15,000

10,000

5,000

0

07/95

07/96

07/97

07/98

07/00

07/01

07/02

07/03

07/05

$21,300

$19,516

Lipper Convertible Securities
Funds Category Average

$20,754

20,000

07/04

07/99

†

Hypothetical illustration of $10,000 invested in Smith Barney Class B shares on July 31, 1995, assuming reinvestment of distributions, including returns of capital, if any, at net asset value through July 31, 2005. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equally-weighted index of 100 leading convertible securities, designed to represent the broad U.S. convertibles market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Convertible Securities Funds Peer Group Average is composed of the Fund’s peer group of 76 mutual funds, as of July 31, 2005, investing in convertible securities. The performance of the Fund’s other classes may be greater or less than the Smith Barney Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12	SB Convertible Fund 2005 Annual Report

Schedule of Investments (July 31, 2005)
Face Amount	Rating ‡	Security	Value
CONVERTIBLE BONDS & NOTES – 72.8%
CONSUMER DISCRETIONARY – 13.6%
Hotels, Restaurants & Leisure – 1.5%
$3,600,000	BBB-	CBRL Group Inc., zero coupon bond to yield 2.563% due 4/3/32	$1,741,500
Media – 6.4%
		Charter Communications Inc., Class A Shares:
72,000	CCC-	5.875% due 11/16/09	52,020
828,000	CCC-	5.875% due 11/16/09 (a)	598,230
1,200,000	BB-	Interpublic Group of Cos. Inc., 4.500% due 3/15/23	1,492,500
1,600,000	BB+	Liberty Media Corp., 0.750% due 3/30/23	1,716,000
		News America Inc., LYONs:
250,000	BBB-	Zero coupon bond to yield 2.823% due 2/28/21 (a)	145,625
1,750,000	BBB-	Zero coupon bond to yield 3.730% due 2/28/21	1,019,375
		Omnicom Group Inc.:
2,050,000	A-	Zero coupon bond to yield 0.483% due 6/15/33	2,011,562
250,000	A-(b)	Zero coupon bond to yield 3.730% due 6/15/33 (a)	245,313
			7,280,625
Specialty Retail – 4.2%
1,200,000	BBB-	Best Buy Co. Inc., 2.250% due 1/15/22	1,437,000
900,000	NR	Dress Barn Inc., 2.500% due 12/15/24 (a)	1,193,625
		Men’s Wearhouse Inc., Senior Notes:
1,350,000	NR	3.125% due 10/15/23	1,836,000
250,000	NR	3.125% due 10/15/23 (a)	340,000
			4,806,625
Textiles, Apparel & Luxury Goods – 1.5%
1,600,000	BBB	Reebok International Ltd., 2.000% due 5/1/24	1,684,000
		TOTAL CONSUMER DISCRETIONARY	15,512,750
ENERGY – 6.2%
Energy Equipment & Services – 6.2%
800,000	NR	Grey Wolf Inc., 3.454% due 4/1/24 (c)	1,111,040
800,000	BBB	Halliburton Co., Senior Notes, 3.125% due 7/15/23	1,256,000
1,600,000	NR	Nabors Industries Inc., Series B, zero coupon bond due 6/15/23	1,706,000
1,400,000	BB-	Pride International Inc., 3.250% due 5/1/33	1,685,250
900,000	BB-(b)	Veritas DGC Inc., 2.660% due 3/15/24 (a)(c)	1,290,330
		TOTAL ENERGY	7,048,620

See Notes to Financial Statements.

SB Convertible Fund 2005 Annual Report	13

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating ‡	Security	Value
FINANCIALS – 3.5%
Capital Markets – 2.0%
$2,300,000	Aa3(d)	Merrill Lynch & Co. Inc., Senior Notes, zero coupon bond due 3/13/32 (c)	$2,328,750
Thrifts & Mortgages – 1.5%
		PMI Group Inc., Debentures:
1,200,000	A	2.500% due 7/15/21 (a)	1,260,000
400,000	A	2.500% due 7/15/21 (e)	420,000
			1,680,000
		TOTAL FINANCIALS	4,008,750
HEALTH CARE – 17.1%
Biotechnology – 9.6%
4,400,000	A+	Amgen Inc., zero coupon bond to yield 1.007% due 3/1/32	3,459,500
1,900,000	NR	BioMarin Pharmaceuticals Inc., Subordinated Notes,
		3.500% due 6/15/08 (a)	1,769,375
700,000	NR	CV Therapeutics Inc., Senior Subordinated Notes,
		2.750% due 5/16/12	1,198,750
1,000,000	NR	Enzon Pharmaceuticals Inc., 4.500% due 7/1/08	913,750
1,600,000	NR	InterMune Inc., 0.250% due 3/1/11 (a)	1,348,000
		NPS Pharmaceuticals Inc., Senior Notes:
400,000	NR	3.000% due 6/15/08	340,500
1,500,000	NR	3.000% due 6/15/08 (a)	1,276,875
500,000	NR	Protein Design Labs Inc., Subordinated Notes, 2.750% due 8/16/23	633,750
			10,940,500
Health Care Equipment & Supplies – 1.5%
1,600,000	BB+	Fisher Scientific International Inc., 3.250% due 3/1/24 (e)	1,702,000
Health Care Providers & Services – 2.3%
400,000	BBB	Manor Care Inc., 2.125% due 4/15/23 (c)	515,500
600,000	BB+	Pacificare Health Systems Inc., 3.000% due 10/15/32	2,187,750
			2,703,250
Pharmaceuticals – 3.7%
500,000	NR	IVAX Corp., 1.500% due 5/15/25 (a)	606,875
1,400,000	CCC+	Sepracor Inc., zero coupon bond due 10/15/24	1,312,500
2,300,000	BBB	Teva Pharmaceutical Finance NV, Debentures, Series B,
		0.250% due 2/1/24	2,282,750
			4,202,125
		TOTAL HEALTH CARE	19,547,875

See Notes to Financial Statements.

14	SB Convertible Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
INDUSTRIALS – 11.0%
Aerospace & Defense – 4.1%
$1,200,000	B+	Armor Holdings Inc., Subordinated Notes, step bond to yield 2.156% due 11/1/24	$1,179,000
1,700,000	BB+	L-3 Communications Corp., 3.000% due 8/1/35 (a)	1,734,000
1,600,000	BBB+	Lockheed Martin Corp., 3.018% due 8/15/33 (c)	1,700,304
			4,613,304
Building Products – 1.0%
1,000,000	NR	NCI Building Systems Inc., Senior Subordinated Notes, 2.125% due 11/15/24 (a)	1,113,750
Commercial Services & Supplies – 3.1%
1,550,000	B+	Allied Waste Industries Inc., Senior Subordinated Debentures,
		4.250% due 4/15/34	1,356,250
1,900,000	BB-	Waste Connections Inc., 3.710% due 5/1/22 (c)	2,223,190
			3,579,440
Electrical Equipment – 1.5%
3,200,000	BB-	Roper Industries Inc., step bond to yield 3.592% due 1/15/34	1,744,000
Machinery – 1.3%
900,000	B+	Actuant Corp., 2.000% due 11/15/23	1,140,750
400,000	A+	Danaher Corp., zero coupon bond to yield 1.418% due 1/22/21	328,500
			1,469,250
		TOTAL INDUSTRIALS	12,519,744
INFORMATION TECHNOLOGY – 16.3%
Communications Equipment – 5.5%
3,100,000	NR	ADC Telecommunications Inc., 3.996% due 6/15/13 (c)	3,487,500
1,250,000	B	Ciena Corp., Senior Notes, 3.750% due 2/1/08	1,118,750
		Tekelec:
1,000,000	NR	2.250% due 6/15/08 (a)	1,048,750
600,000	NR	Senior Subordinated Notes, 2.250% due 6/15/08	629,250
			6,284,250
Computers & Peripherals – 1.4%
		Electronics for Imaging Inc., Senior Notes:
900,000	NR	1.500% due 6/1/23 (a)	884,250
200,000	NR	1.500% due 6/1/23	196,500
750,000	CCC+	Silicon Graphics Inc., Senior Notes, 6.500% due 6/1/09	528,750
			1,609,500
Electronic Equipment & Instruments – 0.7%
1,100,000	BB-(b)	Solectron Corp., 0.500% due 2/15/34	831,875

See Notes to Financial Statements.

SB Convertible Fund 2005 Annual Report	15

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
Internet Software & Services – 1.5%
$700,000	NR	RealNetworks Inc., zero coupon bond to yield 2.847% due 7/1/10	$588,875
900,000	NR	Sina Corp., zero coupon bond due 7/15/23	1,117,125
			1,706,000
IT Services – 1.1%
		Euronet Worldwide Inc.:
100,000	NR	1.625% due 12/15/24	108,125
1,000,000	NR	1.625% due 12/15/24 (a)	1,081,250
			1,189,375
Semiconductors & Semiconductor Equipment – 1.6%
1,900,000	CCC	Conexant Systems Inc., Subordinated Notes, 4.000% due 2/1/07	1,812,125
Software – 4.5%
1,250,000	NR	i2 Technologies Inc., Subordinated Notes, 5.250% due 12/15/06	1,206,250
		Mentor Graphics Corp., Subordinated Notes:
1,250,000	NR	4.870% due 8/6/23 (a)(c)	1,122,287
350,000	NR	4.870% due 8/6/23 (c)	314,241
1,200,000	NR	Mercury Interactive Corp., zero coupon bond to yield
		2.188% due 5/1/08	1,138,500
2,500,000	NR	Open Solutions Inc., step bond to yield 3.453% due 2/2/35 (a)	1,393,750
			5,175,028
		TOTAL INFORMATION TECHNOLOGY	18,608,153
MATERIALS – 1.5%
Containers & Packaging – 1.5%
1,700,000	BBB	Sealed Air Corp., Senior Notes, 3.000% due 6/30/33 (a)	1,704,250
TELECOMMUNICATION SERVICES – 2.2%
Wireless Telecommunication Services – 2.2%
1,800,000	BB+	Liberty Media Corp., Senior Debentures, 4.000% due 11/15/29 (f)	1,113,750
750,000	BB-	Nextel Partners Inc., 1.500% due 11/15/08	1,470,000
		TOTAL TELECOMMUNICATION SERVICES	2,583,750
UTILITIES – 1.4%
Independent Power Producers & Energy Traders – 1.4%
		Calpine Corp.:
1,500,000	CCC	4.750% due 11/15/23 (a)	1,023,750
900,000	CCC	4.750% due 11/15/23 (e)	614,250
		TOTAL UTILITIES	1,638,000
		TOTAL CONVERTIBLE BONDS & NOTES
		(Cost – $79,882,822)	83,171,892

See Notes to Financial Statements.

16	SB Convertible Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
CORPORATE BONDS – 0.2% ENERGY – 0.2% Energy Equipment & Services – 0.2%
$2,750,000	NR	Friede Goldman Halter Inc., 4.500% due 12/15/09 (g) (Cost – $1,914,950)	$226,875
Shares
COMMON STOCK – 8.4% CONSUMER DISCRETIONARY – 0.8% Specialty Retail – 0.8%
40,000		Staples Inc.	910,800
ENERGY – 0.8% Energy Equipment & Services – 0.8%
28,000		Rowan Cos. Inc.*	956,480
FINANCIALS – 2.6% Consumer Finance – 1.5%
20,000		Capital One Financial Corp.	1,650,000
Thrifts & Mortgages – 1.1%
35,000		Countrywide Financial Corp.	1,260,000
		TOTAL FINANCIALS	2,910,000
HEALTH CARE – 0.2% Biotechnology – 0.2%
34,900		Enzon Pharmaceuticals Inc. *	275,012
INFORMATION TECHNOLOGY – 4.0% Communications Equipment – 0.4%
165,000		Nortel Networks Corp. (e)*	433,950
Electronic Equipment & Instruments – 1.0%
300,000		Solectron Corp. *	1,152,000
Internet Software & Services — 0.6%
56,700		RealNetworks Inc. *	281,799
23,300		Sohu.com Inc. (e)*	423,594
			705,393
IT Services – 2.0%
45,000		Affiliated Computer Services Inc., Class A Shares *	2,248,650
		TOTAL INFORMATION TECHNOLOGY	4,539,993
		TOTAL COMMON STOCK (Cost – $8,579,643)	9,592,285

See Notes to Financial Statements.

SB Convertible Fund 2005 Annual Report	17

Schedule of Investments (continued) July 31, 2005
Shares	Security	Value
CONVERTIBLE PREFERRED STOCK – 17.2% ENERGY – 1.0% Oil, Gas & Consumable Fuels – 1.0%
9,000	Chesapeake Energy Corp., 5.000% due 12/31/49 (a)	$ 1,131,750
FINANCIALS – 11.8% Capital Markets – 1.2%
6,000	State Street Corp., SPACES, 6.750% due 2/15/06	1,335,048
Commercial Banks – 2.2%
40,000	Commerce Capital Trust II, 5.950% due 3/11/32	2,585,000
Insurance – 1.5%
49,000	Phoenix Cos. Inc., 7.000% due 11/13/05 (e)(h)	1,684,375
REITs – 2.8%
33,000	Host Marriott Finance Trust, 6.750% due 12/2/26	2,013,000
18,000	Simon Property Group Inc., 6.000% due 12/31/49 (e)	1,197,540
		3,210,540
Thrifts & Mortgages – 4.1%
8,700	Doral Financial Corp., 4.750% due 12/31/49 (e)	1,350,675
35,000	Sovereign Capital Trust IV, 4.375% due 3/1/34	1,631,875
32,000	Washington Mutual Capital Trust I, Cumulative, 5.375% due 5/3/41 (e)	1,721,600
		4,704,150
	TOTAL FINANCIALS	13,519,113
INDUSTRIALS – 1.8% Trading Companies & Distributors – 1.8%
50,000	United Rentals Trust I, 6.500% due 8/1/28 (e)	2,043,750
INFORMATION TECHNOLOGY – 1.6% Communications Equipment – 1.6%
1,900	Corning Inc., 7.000% due 8/16/05	1,839,675
UTILITIES – 1.0% Independent Power Producers & Energy Traders – 1.0%
1,000	NRG Energy Inc., 4.000% due 12/31/49 (a)	1,111,000
	TOTAL CONVERTIBLE PREFERRED STOCK (Cost – $17,988,228)	19,645,288
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost – $108,365,643)	112,636,340

See Notes to Financial Statements.

18	SB Convertible Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005
Shares	Security	Value
SHORT-TERM INVESTMENT – 6.6% Securities Purchased from Securities Lending Collateral – 6.6%
7,491,460	State Street Navigator Securities Lending Trust Prime Portfolio (Cost – $7,491,460)	$7,491,460
	TOTAL INVESTMENTS – 105.2% (Cost – $115,857,103#)	120,127,800
	Liabilities in Excess of Other Assets – (5.2)%	(5,939,580)
	TOTAL NET ASSETS – 100.0%	$114,188,220
*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise footnoted.

(b)	Rating by Fitch Rating Service. All ratings are unaudited.
(c)	Variable rate security. Coupon rate disclosed is that which is in effect at July 31, 2005.
(d)	Rating by Moody’s Investors Service Inc. All ratings are unaudited.
(e)	All or a portion of security is on loan.
(f)	This convertible bond is convertible into the common stock of Sprint Corp.
(g)	Security is currently in default.
(h)	This preferred stock is convertible into the common stock of Hilb, Rogal, & Hobbs.
#	Aggregate cost for federal income tax purposes is $116,026,764.

See pages 20 and 21 for definitions of ratings.

Abbreviations used in this schedule:

LYONs – Liquid Yield Option Notes – Trademark of Merrill Lynch & Co. Inc.

REITs – Real Estate Investment Trust

See Notes to Financial Statements.

SB Convertible Fund 2005 Annual Report	19

Bond Ratings (unaudited)

The definition of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “C” may be modified by the addition of a plus (+) or minus

(–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the and terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of specultion. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “C”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

Baa	—

Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds that are rated “Caa” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	—	Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

20	SB Convertible Fund 2005 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Rating Service (“Fitch”) — Ratings from “AA” to “CC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

SB Convertible Fund 2005 Annual Report	21

Statement of Assets and Liabilities (July 31, 2005)
ASSETS:
Investments, at value (Cost – $115,857,103)	$120,127,800
Receivable for securities sold	4,046,363
Dividends and interest receivable	463,594
Receivable for Fund shares sold	83,172
Prepaid expenses	46,005
Total Assets	124,766,934
LIABILITIES:
Payable for loaned securities collateral (Cost – $7,491,460) (Notes 1 and 3)	7,491,460
Due to custodian	2,207,438
Payable for securities purchased	295,148
Payable for Fund shares repurchased	225,818
Distributions payable	162,081
Investment advisory fee payable	36,712
Transfer agent fees payable	26,077
Administration fee payable	19,665
Distribution fees payable	18,686
Trustees’ fees payable	18,154
Accrued expenses	77,475
Total Liabilities	10,578,714
Total Net Assets	$114,188,220
NET ASSETS:
Par value (Note 6)	$6,400
Paid-in capital in excess of par value	102,863,919
Overdistributed net investment income	(179,460)
Accumulated net realized gain on investments	7,226,664
Net unrealized appreciation on investments	4,270,697
Total Net Assets	$114,188,220
Shares Outstanding:
Smith Barney Class A	2,290,903
Smith Barney Class B	1,322,382
Smith Barney Class C	2,091,260
Smith Barney Class O	12,429
Smith Barney Class Y	467,028
Salomon Brothers Class A	124,778
Salomon Brothers Class B	11,417
Salomon Brothers Class C	79,763

See Notes to Financial Statements.

22	SB Convertible Fund 2005 Annual Report

Statement of Assets and Liabilities (continued) July 31, 2005
Net Asset Value:
Smith Barney Class A (and redemption price)	$17.84
Smith Barney Class B*	$17.78
Smith Barney Class C*	$17.86
Smith Barney Class O*	$17.69
Smith Barney Class Y (and redemption price)	$17.97
Salomon Brothers Class A (and redemption price)	$17.85
Salomon Brothers Class B*	$17.77
Salomon Brothers Class C*	$17.88
Maximum Public Offering Price Per Share:
Smith Barney Class A (based on maximum sales charge of 5.00%)	$18.78
Salomon Brothers Class A (based on maximum sales charge of 5.75%)	$18.94
*

Redemption price is NAV of Smith Barney Class B and Salomon Brothers Class B shares reduced by a 5.00% CDSC, if shares are redeemed within one year from purchase payment. Redemption price is NAV of Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

SB Convertible Fund 2005 Annual Report	23

Statement of Operations (For the year ended July 31, 2005)
INVESTMENT INCOME:
Interest	$3,508,652
Dividends	2,301,952
Income from securities lending (Note 3)	12,693
Less: Foreign withholding taxes	(3,285)
Total Investment Income	5,820,012
EXPENSES:
Investment advisory fee (Note 2)	909,413
Distribution fees (Notes 2 and 4)	726,098
Administration fee (Note 2)	363,765
Transfer agent fees (Notes 2 and 4)	125,668
Registration fees	98,148
Shareholder reports (Note 4)	72,034
Custody	45,496
Audit and tax	31,400
Legal fees	25,858
Trustees’ fees	16,769
Insurance	5,373
Miscellaneous expenses	5,940
Total Expenses	2,425,962
Less: Investment advisory fee waiver (Notes 2 and 8)	(43,488)
Net Expenses	2,382,474
Net Investment Income	3,437,538
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From:
Investments	8,986,145
Net Realized Gain	8,986,145
Change in Net Unrealized Appreciation/Depreciation From: Investments	184,083
Change in Net Unrealized Appreciation/Depreciation	184,083
Net Gain on Investments	9,170,228
Increase in Net Assets From Operations	$12,607,766

See Notes to Financial Statements.

24	SB Convertible Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)
	2005	2004
OPERATIONS:
Net investment income	$3,437,538	$4,469,852
Net realized gain	8,986,145	15,511,320
Change in net unrealized appreciation/depreciation	184,083	2,183,968
Increase in Net Assets From Operations	12,607,766	22,165,140
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(3,515,879)	(5,556,637)
Net realized gains	(3,641,608)	(1,099,049)
Decrease in Net Assets From Distributions to Shareholders	(7,157,487)	(6,655,686)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	24,898,305	58,404,984
Reinvestment of distributions	2,886,442	2,258,427
Cost of shares repurchased	(117,095,655)	(26,648,140)
Increase (Decrease) in Net Assets From Fund Share Transactions	(89,310,908)	34,015,271
Increase (Decrease) in Net Assets	(83,860,629)	49,524,725
NET ASSETS:
Beginning of year	198,048,849	148,524,124
End of year*	$114,188,220	$198,048,849
*Includes overdistributed net investment income of:	$(179,460)	$(378,294)

See Notes to Financial Statements.

SB Convertible Fund 2005 Annual Report	25

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Smith Barney Class A Shares(1)(2)	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Year	$16.90	$15.32	$12.75	$15.73		$15.50
Income (Loss) From Operations:
Net investment income	0.34	0.41	0.71	0.61	(3)	0.80
Net realized and unrealized gain (loss)	1.27	1.78	2.58	(2.87	)(3)	0.14
Total Income (Loss) From Operations	1.61	2.19	3.29	(2.26)		0.94
Less Distributions From:
Net investment income	(0.34)	(0.51)	(0.72)	(0.72)		(0.71)
Net realized gains	(0.33)	(0.10)	–	–		–
Total Distributions	(0.67)	(0.61)	(0.72)	(0.72)		(0.71)
Net Asset Value, End of Year	$17.84	$16.90	$15.32	$12.75		$15.73
Total Return(4)	9.71%	14.35%	26.69%	(14.85)%		6.16%
Net Assets, End of Year (000s)	$40,871	$43,840	$32,183	$21,958		$24,903
Ratios to Average Net Assets:
Gross expenses	1.25%	1.18%	1.42%	1.23%		1.25%
Net expenses	1.23 (5)	1.18	1.42	1.23		1.25
Net investment income	1.99	2.39	5.24	4.06	(3)	5.09
Portfolio Turnover Rate	79%	113%	133%	115%		177%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 16, 2003, Class A shares were renamed as Smith Barney Class A shares.
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.62, $(2.88) and 4.13% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(5)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

26	SB Convertible Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Smith Barney Class B Shares(1)(2)	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Year	$16.84	$15.28	$12.69	$15.66		$15.45
Income (Loss) From Operations:
Net investment income	0.24	0.31	0.62	0.51	(3)	0.70
Net realized and unrealized gain (loss)	1.27	1.77	2.61	(2.84	)(3)	0.14
Total Income (Loss) From Operations	1.51	2.08	3.23	(2.33)		0.84
Less Distributions From:
Net investment income	(0.24)	(0.42)	(0.64)	(0.64)		(0.63)
Net realized gains	(0.33)	(0.10)	–	–		–
Total Distributions	(0.57)	(0.52)	(0.64)	(0.64)		(0.63)
Net Asset Value, End of Year	$17.78	$16.84	$15.28	$12.69		$15.66
Total Return(4)	9.13%	13.66%	26.23%	(15.32)%		5.53%
Net Assets, End of Year (000s)	$23,506	$26,109	$17,406	$8,545		$9,395
Ratios to Average Net Assets:
Gross expenses	1.81%	1.74%	1.89%	1.79%		1.81%
Net expenses	1.79 (5)	1.74	1.89	1.79		1.81
Net investment income	1.42	1.82	4.65	3.50	(3)	4.59
Portfolio Turnover Rate	79%	113%	133%	115%		177%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 16, 2003, Class B shares were renamed as Smith Barney Class B shares.
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.52, $(2.85) and 3.57% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(5)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

SB Convertible Fund 2005 Annual Report	27

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Smith Barney Class C Shares(1)(2)(3)	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Year	$16.91	$15.33	$12.71	$15.61		$15.36
Income (Loss) From Operations:
Net investment income	0.21	0.27	0.55	0.50	(4)	0.60
Net realized and unrealized gain (loss)	1.28	1.78	2.64	(2.83	)(4)	0.22
Total Income (Loss) From Operations	1.49	2.05	3.19	(2.33)		0.82
Less Distributions From:
Net investment income	(0.21)	(0.37)	(0.57)	(0.57)		(0.57)
Net realized gains	(0.33)	(0.10)	–	–		–
Total Distributions	(0.54)	(0.47)	(0.57)	(0.57)		(0.57)
Net Asset Value, End of Year	$17.86	$16.91	$15.33	$12.71		$15.61
Total Return(5)	8.96%	13.42%	25.76%	(15.34)%		5.38%
Net Assets, End of Year (000s)	$37,340	$43,288	$19,824	$5,308		$3,607
Ratios to Average Net Assets:
Gross expenses	1.99%	1.93%	2.29%	1.85%		1.92%
Net expenses	1.97 (6)	1.93	2.29	1.85		1.92
Net investment income	1.24	1.55	4.10	3.40	(4)	3.97
Portfolio Turnover Rate	79%	113%	133%	115%		177%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 16, 2003, Class L shares were renamed as Smith Barney Class L shares.
(3)	On April 24, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(4)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.51, $(2.84) and 3.47% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(6)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

28	SB Convertible Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Smith Barney Class O Shares(1)(2)	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Year	$16.78	$15.22	$12.66	$15.62		$15.41
Income (Loss) From Operations:
Net investment income	0.23	0.32	0.63	0.51	(3)	0.70
Net realized and unrealized gain (loss)	1.25	1.76	2.56	(2.84	)(3)	0.14
Total Income (Loss) From Operations	1.48	2.08	3.19	(2.33)		0.84
Less Distributions From:
Net investment income	(0.24)	(0.42)	(0.63)	(0.63)		(0.63)
Net realized gains	(0.33)	(0.10)	–	–		–
Total Distributions	(0.57)	(0.52)	(0.63)	(0.63)		(0.63)
Net Asset Value, End of Year	$17.69	$16.78	$15.22	$12.66		$15.62
Total Return(4)	8.97%	13.67%	26.00%	(15.33)%		5.51%
Net Assets, End of Year (000s)	$220	$240	$206	$223		$293
Ratios to Average Net Assets:
Gross expenses	1.89%	1.75%	1.97%	1.82%		1.83%
Net expenses	1.87 (5)	1.75	1.97	1.82		1.83
Net investment income	1.34	1.87	4.75	3.48	(3)	4.53
Portfolio Turnover Rate	79%	113%	133%	115%		177%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 16, 2003, Class O shares were renamed as Smith Barney Class O shares.
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.52, $(2.85) and 3.56% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(5)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

SB Convertible Fund 2005 Annual Report	29

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Smith Barney Class Y Shares(1)(2)	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Year	$17.02	$15.44	$12.84	$15.85		$15.61
Income (Loss) From Operations:
Net investment income	0.42	0.49	0.80	0.67	(3)	0.88
Net realized and unrealized gain (loss)	1.27	1.77	2.59	(2.89	)(3)	0.14
Total Income (Loss) From Operations	1.69	2.26	3.39	(2.22)		1.02
Less Distributions From:
Net investment income	(0.41)	(0.58)	(0.79)	(0.79)		(0.78)
Net realized gains	(0.33)	(0.10)	–	–		–
Total Distributions	(0.74)	(0.68)	(0.79)	(0.79)		(0.78)
Net Asset Value, End of Year	$17.97	$17.02	$15.44	$12.84		$15.85
Total Return(4)	10.13%	14.72%	27.42%	(14.51)%		6.65%
Net Assets, End of Period (000s)	$8,395	$83,456	$78,905	$72,510		$90,911
Ratios to Average Net Assets:
Gross expenses	0.79%	0.80%	0.89%	0.81%		0.79%
Net expenses	0.78 (5)	0.80	0.89	0.81		0.79
Net expenses	0.78 (5)	0.80	0.89	0.81		0.79
Net investment income	2.39	2.84	5.84	4.49	(3)	5.57
Portfolio Turnover Rate	79%	113%	133%	115%		177%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 16, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.68, $(2.90) and 4.56% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(5)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

30	SB Convertible Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Salomon Brothers Class A Shares(1)	2005	2004(2)
Net Asset Value, Beginning of Year	$16.88	$15.78
Income From Operations:
Net investment income	0.32	0.20
Net realized and unrealized gain	1.29	1.42
Total Income From Operations	1.61	1.62
Less Distributions From:
Net investment income	(0.31)	(0.42)
Net realized gains	(0.33)	(0.10)
Total Distributions	(0.64)	(0.52)
Net Asset Value, End of Year	$17.85	$16.88
Total Return(3)	9.74%	6.65	%(4)
Net Assets, End of Period (000s)	$2,227	$534
Ratios to Average Net Assets:
Gross expenses	1.88%	4.64	%(5)
Net expenses(6)	1.28	1.42	(5)
Net investment income	1.89	1.41	(5)
Portfolio Turnover Rate	79%	113%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period September 17, 2003 (inception date) to July 31, 2004.
(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(4)

Performance calculations for Salomon Brothers Class A shares use October 24, 2003 as the inception date since all Salomon Brothers Class A shares were redeemed on October 20, 2003 and new shares in Salomon Brothers Class A were not purchased until October 24, 2003.

(5)	Annualized.
(6)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

SB Convertible Fund 2005 Annual Report	31

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Salomon Brothers Class B Shares(1)	2005	2004(2)
Net Asset Value, Beginning of Year	$16.82	$15.73
Income From Operations:
Net investment income	0.22	0.18
Net realized and unrealized gain	1.27	1.35
Total Income From Operations	1.49	1.53
Less Distributions From:
Net investment income	(0.21)	(0.34)
Net realized gains	(0.33)	(0.10)
Total Distributions	(0.54)	(0.44)
Net Asset Value, End of Year	$17.77	$16.82
Total Return(3)	9.01%	9.68%
Net Assets, End of Year (000s)	$203	$124
Ratios to Average Net Assets:
Gross expenses	2.90%	14.23	%(4)
Net expenses(5)	1.94	2.14	(4)
Net investment income	1.27	1.18	(4)
Portfolio Turnover Rate	79%	113%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period September 17, 2003 (inception date) to July 31, 2004.
(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.
(5)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

32	SB Convertible Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Salomon Brothers Class C Shares(1)(2)	2005	2004(3)
Net Asset Value, Beginning of Year	$16.90	$16.24
Income From Operations:
Net investment income	0.20	0.08
Net realized and unrealized gain	1.29	0.91
Total Income From Operations	1.49	0.99
Less Distributions From:
Net investment income	(0.18)	(0.23)
Net realized gains	(0.33)	(0.10)
Total Distributions	(0.51)	(0.33)
Net Asset Value, End of Year	$17.88	$16.90
Total Return(4)	8.93%	6.06%
Net Assets, End of Year (000s)	$1,426	$458
Ratios to Average Net Assets:
Gross expenses	2.67%	10.74	%(5)
Net expenses(6)	2.00	2.31	(5)
Net investment income	1.20	0.60	(5)
Portfolio Turnover Rate	79%	113%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(3)	For the period October 22, 2003 (inception date) to July 31, 2004.
(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

SB Convertible Fund 2005 Annual Report	33

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The SB Convertible Fund (the “Fund”), a separate diversified investment fund of Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a)  Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b)  Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c)  Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

34	SB Convertible Fund 2005 Annual Report

Notes to Financial Statements (continued)

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$1	$1	$(2)
(b)	277,174	(277,174)	–
(a)	Reclassifications are primarily due to rounding.
(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.

SB Convertible Fund 2005 Annual Report	35

Notes to Financial Statements (continued)

2.  Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment advisor to the Fund. The Fund pays SBFM an advisory fee calculated at the annual rate of 0.50% of the Fund’s average daily net assets. The Fund has also entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc (“SBAM”), another indirect wholly-owned subsidiary of Citigroup. From its fee, SBFM pays SBAM a sub-advisory fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets. These fees are calculated daily and paid monthly.

During the year ended July 31, 2005, SBFM voluntarily reimbursed expenses amounting to $26,691 related to certain class specific expenses for Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares. This voluntary reimbursement can be terminated at any time by SBFM.

Additionally, during the year ended July 31, 2005, SBFM voluntarily waived a portion of its investment advisory fees in the amount of $16,797.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2005, the Fund paid transfer agent fees of $97,342 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There are maximum initial sales charges of 5.00% and 5.75% for Smith Barney Class A shares and Salomon Brothers Class A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Smith Barney Class B shares and Salomon Brothers Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Smith Barney Class A shares and Salomon Brothers Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Smith Barney Class A shares and Salomon Brothers Class A shares which, when combined with current holdings of Smith Barney Class A shares and Salomon Class A shares, respectively, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

36	SB Convertible Fund 2005 Annual Report

Notes to Financial Statements (continued)

For the year ended July 31, 2005, CGM received sales charges of approximately $96,000 on sales of the Fund’s Smith Barney Class A shares. In addition, for the year ended July 31, 2005, CDSCs paid to CGM were approximately:

		Smith Barney Class A	Smith Barney Class B	Smith Barney Class C
CDSCs		$0*	$63,000	$9,000
*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.  Investments

During the year ended July 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$138,918,090
Sales	229,291,443

At July 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,071,804
Gross unrealized depreciation	(5,970,768)
Net unrealized appreciation	$4,101,036

At July 31, 2005, the Fund loaned securities having a market value of $7,237,930. The Fund received cash collateral amounting to $7,491,460 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, under the 1940 Act.

4.  Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to its Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at the annual rate of 0.50%, 0.75%,

SB Convertible Fund 2005 Annual Report	37

Notes to Financial Statements (continued)

0.45%, 0.75% and 0.75% of the average daily net assets of each class, respectively. For the year ended July 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Distribution Fees	$106,540	$186,353	$417,565	$1,652	$2,959	$1,689	$9,340

For the year ended July 31, 2005, total Transfer Agent fees were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Transfer Agent Fees	$39,735	$37,511	$44,957	$446	$414	$1,559	$219	$827

For the year ended July 31, 2005, total Shareholder Reports expenses were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Shareholder Reports Expenses	$25,121	$15,105	$16,080	$375	$407	$6,927	$1,527	$6,492

38	SB Convertible Fund 2005 Annual Report

Notes to Financial Statements (continued)

5. Distributions to Shareholders by Class

	Year Ended July 31, 2005	Year Ended July 31, 2004(1)
Smith Barney Class A
Net investment income	$874,292	$1,233,827
Net realized gains	803,961	241,528
Total	$1,678,253	$1,475,355
Smith Barney Class B
Net investment income	$372,464	$614,717
Net realized gains	466,588	144,478
Total	$839,052	$759,195
Smith Barney Class C(2)
Net Investment Income	$550,926	$770,617
Net realized gains	791,665	209,889
Total	$1,342,591	$980,506
Smith Barney Class O
Net investment income	$3,539	$5,972
Net realized gains	4,476	1,408
Total	$8,015	$7,380
Smith Barney Class Y
Net Investment Income	$1,677,891	$2,925,419
Net realized gains	1,548,095	498,979
Total	$3,225,986	$3,424,398
Salomon Brothers Class A
Net Investment Income	$23,632	$2,907
Net realized gains	12,390	1,011
Total	$36,022	$3,918
Salomon Brothers Class B
Net Investment Income	$2,245	$1,887
Net realized gains	3,198	603
Total	$5,443	$2,490
Salomon Brothers Class C(2)
Net Investment Income	$10,890	$1,291
Net realized gains	11,235	1,153
Total	$22,125	$2,444
(1)

For Salomon Brothers Class A and Salomon Brothers Class B shares, amounts are for the period September 17, 2003 (inception date) to July 31, 2004. For Salomon Brothers Class C shares, amounts are for the period October 22, 2003 (inception date) to July 31, 2004.

(2)	On April 24, 2004, Smith Barney Class L shares and Salomon Brothers Class Z shares were renamed as Smith Barney Class C shares and Salomon Brothers Class C shares, respectively.

SB Convertible Fund 2005 Annual Report	39

Notes to Financial Statements (continued)

6. Shares of Beneficial Interest

At July 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2005		Year Ended July 31, 2004(1)
	Shares	Amount	Shares	Amount
Smith Barney Class A
Shares sold	332,812	$5,741,035	957,530	$16,295,786
Shares issued on reinvestment	70,787	1,233,258	63,300	1,076,131
Shares repurchased	(707,304)	(12,194,642)	(526,426)	(9,073,014)
Net Increase (Decrease)	(303,705)	$(5,220,349)	494,404	$8,298,903
Smith Barney Class B
Shares sold	158,121	$2,724,309	708,720	$11,885,017
Shares issued on reinvestment	33,543	583,731	29,144	494,807
Shares repurchased	(419,942)	(7,179,749)	(326,604)	(5,639,869)
Net Increase (Decrease)	(228,278)	$(3,871,709)	411,260	$6,739,955
Smith Barney Class C(2)
Shares sold	314,819	$5,431,581	1,625,000	$27,752,451
Shares issued on reinvestment	56,698	992,305	39,287	673,833
Shares repurchased	(839,749)	(14,491,234)	(398,250)	(6,912,352)
Net Increase (Decrease)	(468,232)	$(8,067,348)	1,266,037	$21,513,932
Smith Barney Class O
Shares sold	31	$526	1,056	$16,795
Shares issued on reinvestment	408	7,060	400	6,745
Shares repurchased	(2,319)	(39,131)	(670)	(12,200)
Net Increase (Decrease)	(1,880)	$(31,545)	786	$11,340
Smith Barney Class Y
Shares sold	459,593	$7,880,602	74,246	$1,282,403
Shares issued on reinvestment	2,240	37,949	–	–
Shares repurchased	(4,898,113)	(82,658,580)	(282,299)	(4,998,557)
Net Decrease	(4,436,280)	$(74,740,029)	(208,053)	$(3,716,154)
Salomon Brothers Class A
Shares sold	118,574	$2,065,426	31,702	$561,560
Shares issued on reinvestment	950	16,546	194	3,368
Shares repurchased	(26,385)	(453,874)	(257)	(4,198)
Net Increase	93,139	$1,628,098	31,639	$560,730

40	SB Convertible Fund 2005 Annual Report

Notes to Financial Statements (continued)

	Year Ended July 31, 2005		Year Ended July 31, 2004(1)
	Shares	Amount	Shares	Amount
Salomon Brothers Class B
Shares sold	4,306	$72,792	7,707	$127,866
Shares issued on reinvestment	170	2,957	99	1,728
Shares repurchased	(429)	(7,433)	(436)	(7,950)
Net Increase	4,047	$68,316	7,370	$121,644
Salomon Brothers Class C(2)
Shares sold	56,168	$982,034	26,969	$483,106
Shares issued on reinvestment	719	12,636	103	1,815
Shares repurchased	(4,196)	(71,012)	–	–
Net Increase	52,691	$923,658	27,072	$484,921
(1)

For Salomon Brothers Class A and Salomon Brothers Class B shares, amounts are for the period September 17, 2003 (inception date) to July 31, 2004. For Salomon Brothers Class C shares, amounts are for the period October 22, 2003 (inception date) to July 31, 2004.

(2)	On April 24, 2004, Smith Barney Class L shares and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C shares and Salomon Brothers Class C shares, respectively.

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year ended July 31, 2005, the Fund has made the following distributions:

Record Date	Payable Date	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomom Brothers Class C
8/23/05	8/26/05	$0.0300	$0.0221	$0.0197	$0.0219	$0.0356	$0.0291	$0.0197	$0.0187

The tax character of distributions paid during the fiscal year ended July 31 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$ 5,856,623	$6,655,686
Net Long-term Capital Gains	1,300,864	–
Total Taxable Distributions	$ 7,157,487	$6,655,686
Total Distributions Paid	$ 7,157,487	$6,655,686

SB Convertible Fund 2005 Annual Report	41

Notes to Financial Statements (continued)

As of July 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income - net	$1,086,177
Undistributed long-term capital gains - net	6,148,067
Total undistributed earnings	$7,234,244
Other book/tax temporary differences(a)	(17,379)
Unrealized appreciation(b)	4,101,036
Total accumulated earnings/(losses) - net	$11,317,901
(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.

8. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other is representations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4

42	SB Convertible Fund 2005 Annual Report

Notes to Financial Statements (continued)

million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the

SB Convertible Fund 2005 Annual Report	43

Notes to Financial Statements (continued)

Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment advisory contract with the Adviser. Therefore, the Trust’s Board of Trustees has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the Fund for their approval.

44	SB Convertible Fund 2005 Annual Report

Notes to Financial Statements (continued)

11. Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

SB Convertible Fund 2005 Annual Report	45

Report of Independent Registered Public

Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SB Convertible Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes or periods in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SB Convertible Fund of Smith Barney Income Funds as of July 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 23, 2005

46	SB Convertible Fund 2005 Annual Report

Board Approval of Management Agreement

(unaudited)

Background

The members of the Board of Smith Barney Income Funds – SB Convertible Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”) and sub-advisory agreement (“Sub-Advisory Agreement”). The Board received and considered a variety of information about the Manager, Salomon Brothers Asset Management Inc., the Fund’s sub-adviser, and the Fund’s distributor, as well as the advisory, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement and Sub-Advisory Agreement

In approving the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the

SB Convertible Fund 2005 Annual Report	47

Board Approval of Management Agreement

(unaudited) (continued)

Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and Sub-Advisory Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “convertible securities funds” by Lipper, showed that the Fund’s performance for the 3- and 5-year periods was much better than the median, although the most recent year’s performance has not been satis-

48	SB Convertible Fund 2005 Annual Report

Board Approval of Management Agreement

(unaudited) (continued)

factory. In recent years, the performance results were adversely affected by poor security selection, especially in small capitalization, technology and bio tech securities. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager and Sub-Adviser. In addition, the Board noted that the compensation paid to the Sub-Adviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Sub-Adviser’s fees and comparable information for other sub-advised funds, as well as other accounts managed by the Sub-Adviser, and, in this connection, the amount of the Contractual and Actual Management Fees retained by the Manager after payment of the sub-advisory fee. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 10 retail front-end load funds (including the Fund) classified as “convertible securities funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was higher than the median. The Board will continue to monitor management fees and total expenses of the Fund.

SB Convertible Fund 2005 Annual Report	49

Board Approval of Management Agreement

(unaudited) (continued)

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and Sub-Advisory Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. To the extent available, the Board also reviewed information provided by the Sub-Adviser with respect to the Sub-Adviser’s profitability in providing sub-advisory services to the Fund. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager and Sub-Adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement and Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Sub-Advisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement and Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

50	SB Convertible Fund 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the SB Convertible Fund (“Fund”) are managed under the direction of the Smith Barney Income Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at
1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year:1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None
Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year:1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None
Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year:1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None
Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year:1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None
Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year:1926	Trustee	Since 1999	Investment Counselor	27	None
John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year:1930	Trustee	Since 1999	Retired	27	None

SB Convertible Fund 2005 Annual Report	51

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	185	None
Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Admimistration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

52	SB Convertible Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)

				N/A	N/A
Kent Bailey, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1976	Investment Officer	Since 2004	Vice President of Salomon Brothers Asset Management Inc (“SBAM”); Co-Portfolio Manager of Convertible Accounts; Former Convertible Analyst at Morgan Stanley Dean Witter Advisors	N/A	N/A
Peter D. Luke CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1944	Investment Officer	Since 2001	Director of SBAM; Investment Officer of SBFM; Former Portfolio Manager of Geneal Motors Investment Management Corp.	N/A	N/A

SB Convertible Fund 2005 Annual Report	53

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance	N/A	N/A
	Chief Compliance Officer	Since 2004

Officer, Vice President and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM; Formerly Chief Compliance Officer of TIA (from 2002-2005)

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

54	SB Convertible Fund 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended
July 31, 2005:

Record Date: Payable Date:	Monthly Monthly	12/14/2004 12/17/2004
Qualified Dividend Income for Individuals	8.90%	–
Dividends Qualifying for the Dividends Received Deduction for Corporations	8.90%	–
Long-Term Capital Gain Dividend	–	$1,300,864

Please retain this information for your records.

SB Convertible Fund 2005 Annual Report	55

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SB Convertible Fund

TRUSTEES	OFFICERS (continued)
Lee Abraham	Andrew Beagley
Jane F. Dasher	Chief Anti-Money Laundering
R. Jay Gerken, CFA	Compliance Officer and Chief
Chairman	Compliance Officer
Richard E. Hanson, Jr.
Paul Hardin	Robert I. Frenkel
Roderick C. Rasmussen	Secretary and
John P. Toolan	Chief Legal Officer

OFFICERS	INVESTMENT MANAGER
R. Jay Gerken, CFA	Smith Barney Fund
President and Chief Executive	Management LLC
Officer
DISTRIBUTOR
Andrew B. Shoup	Citigroup Global Markets Inc.
Senior Vice President and
Chief Administrative Officer	CUSTODIAN
State Street Bank and Trust
Robert J. Brault	Company
Chief Financial Officer and
Treasurer	TRANSFER AGENT
Citigroup Trust Bank, fsb.
Kent Bailey, CFA	125 Broad Street, 11th Floor
Investment Officer	New York, New York 10004

Peter D. Luke	SUB-TRANSFER AGENT
Investment Officer	PFPC Inc.
P.O. Box 9699
Providence, Rhode Island
02940-9699

SB Convertible Fund

The Fund is a separate investment fund of the Smith
Barney Income Funds, a Massachusetts business trust.

SB CONVERTIBLE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings
with the Securities and Exchange Commission for the first
and third quarters of each fiscal year on Form N-Q. The
Fund’s Forms N-Q are available on the Commission’s
website at www.sec.gov. The Fund’s Forms N-Q may be
reviewed and copied at the Commission’s Public
Reference Room in Washington, D.C., and information on
the operation of the Public Reference Room may be
obtained by calling 1-800-SEC-0330. To obtain information
on Form N-Q from the Fund, shareholders can call
1-800-451-2010.

Information on how the Fund voted proxies relating to
portfolio securities during the most recent 12-month period
ended June 30 and a description of the policies and
procedures that the Fund uses to determine how to vote
proxies relating to portfolio securities is available (1)
without charge, upon request, by calling 1-800-451-2010,
(2) on the Fund’s website at www.citigroupam.com and
(3) on the SEC’s website at www.sec.gov.

This report is submitted for the
general information of
shareholders of Smith Barney
Income Funds –SB Convertible
Fund, but it may also be used
as sales literature when
preceded by the current
Prospectus.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objectives, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

www.citigroupam.com

©2005 Citigroup Global
Markets Inc.
Member NASD, SIPC

FD01020 9/05               05-9107

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2004 and July 31, 2005 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $222,000 in 2004 and $215,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Income Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $19,500 in 2004 and $19,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Income Funds.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Income Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Income Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Income Funds‘ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Smith Barney Income Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken

(R. Jay Gerken)

Chief Executive Officer of

Smith Barney Income Funds

Date:	October 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)

Chief Executive Officer of

Smith Barney Income Funds

Date:	October 11, 2005

By:	/s/ Robert J. Brault

(Robert J. Brault)

Chief Financial Officer of

Smith Barney Income Funds

Date:	October 11, 2005